EXHIBIT 10.40A(1)



CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
  WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
               CONFIDENTIAL TREATMENT REQUEST.

                    CONTRACT CHANGE ORDER

PURCHASER:                Atlantic Coast Airlines

PURCHASE AGREEMENT NO.:   P.A.-0350  AIRCRAFT TYPE:CRJ-200

C.C.O. NO.:               13         DATED: 28/04/99

PAGES AFFECTED:           N/A        Page 1 of 2

____________________________________________________________
_________________________

  1.0 REASON FOR CHANGE - Agreed Change

      2.0DESCRIPTION OF CHANGE - To amend the Purchase Agreement with the incorporation of the Letter Agreement No. 0350-25 for the change in delivery month of the -----------Aircraft from-----------------------.

  3.0 PRICE - Not Applicable

  4.0 PAYMENT - Not Applicable

  5.0 CUSTOMER SERVICES - Not Applicable

  6.0 TECHNICAL MATTERS - Not Applicable

  7.0 OTHER -

      7.1 Letter Agreement No. 0372-25 attached hereto is hereby created and made a part of the Agreement.
 ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN
                          UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached. In the event of inconsistencies between the attached pages and this CCO, this CCO shall prevail.
____________________________________________________________
_________________________

FOR AND ON BEHALF OF:                   FOR AND ON BEHALF
OF:

Bombardier Inc.                         Atlantic Coast
Airlines

Signed:  _______________________________
Signed:_____________________


Date:  ___28/04/98__                    Date:
__28/04/99_

April 28, 1999
Our Ref: B99-7701-MD-RJ0350-025


Atlantic Coast Airlines
1 Export Drive,
Dulles, Virginia,
U.S.A. 20166



Letter Agreement No. 025 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of forty-three (43) Canadair Regional Jet Aircraft (the "Aircraft")


Subject:  Change in Delivery Month



Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with the matter set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1. Bombardier has requested that Buyer start the delivery and acceptance process of the ---------- Aircraft ----- ----- on --------------, with the closing and execution of the interim lease agreement ACL-332 on ---
     -----------.  -----------------------------------------
     ----, Bombardier will issue to Buyer a credit memo in the amount of -----------------------------------------
     ------------------------------------------   upon   the
     execution  of  such lease agreement for the  ----------
     Aircraft.





2. The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

3. This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.



Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Name:     Marianella de la Barrera
Title:         Account Executive, Contracts
Bombardier Regional Aircraft Division



Acknowledged and Accepted:

this________day of April, 1999


ATLANTIC COAST AIRLINES



________________________                Date:_____________
Name:
Title:
Atlantic Coast Airlines

                           CONTRACT CHANGE ORDER


PURCHASER:                ATLANTIC COAST AIRLINES

PURCHASE AGREEMENT NO.:   CRJ-0350                  AIRCRAFT TYPE: CRJ

C.C.O. NO.:               14                        DATED: July 29, 1999

PAGES AFFECTED:           See below                 PAGE 1 of 38



REASON FOR CHANGE

1. To amend the Purchase Agreement to (i) give effect to the exercise by Buyer of 17 Option Aircraft and thereby increase the order to 60 Firm Aircraft, (ii) to provide Buyer with interim aircraft in the event of a delay in delivery of those Aircraft scheduled to deliver in the----- ------ (iii) to introduce a new Maintenance Cost Guarantee Letter Agreement to reflect the current order of 60 Aircraft and to include within the Letter Agreement the 3 CRJ aircraft purchased by Buyer pursuant to purchase agreement PA-0454, (iv) to revise the Completion Rate Guarantee Letter Agreement and the Operational Restrictions Letter Agreement to include the CRJ aircraft purchased by Buyer pursuant to purchase agreement PA-0454, and (v) to give Buyer the conditional right to assign its right to purchase and lease up to seventeen (17) Aircraft to a new corporation to be formed in the United States.


   PAGES TO BE SUBSTITUTED         NEW/REVISED PAGES

   Purchase Agreement pages no. 56 & 56A   Attachment 1 to CCO #14 dated
   July 29, 1999
   Purchase Agreement page no. C-1 Attachment 2 to CCO #14 dated July 29,
   1999
   Letter Agreement No. 006 page no. 2     Attachment 3 to CCO #14 dated
   July 29, 1999
   Letter Agreement No. 008A                   Attachment 4 to CCO #14
   dated July 29, 1999
   Letter Agreement No. 009C                   Attachment 5 to CCO #14
   dated July 29, 1999
   Letter Agreement No. 026        Attachment 6 to CCO #14 dated July 29,
   1999
   Letter Agreement No. 027        Attachment 7 to CCO #14 dated July 29,
   1999


DESCRIPTION OF CHANGE:

P.A. and all Letter Agreements
   All references to forty-three (43) Aircraft are hereby changed to refer to sixty (60) Aircraft.

P.A. Pages 56 & 56A - DELIVERY SCHEDULE
   The delivery schedule is amended to add Aircraft forty-four (44) through sixty (60).

P.A. Page C-1 - FSR  TERM
   The term for the FSR is amended from ----------------------------------
   -----------------------, due to the exercise of the seventeen (17) Option Aircraft.
Letter Agreement No. 003B - (OPTION AIRCRAFT)
   Letter Agreement No. 003B is no longer applicable and is hereby canceled

Letter Agreement No. 006 - (OPERATIONAL RESTRICTIONS)
   Letter Agreement is revised to include the CRJ aircraft to be delivered under purchase agreement PA-0454 between Buyer and Bombardier.


Letter Agreement No. 008A (SCHEDULE COMPLETION RATE)
   Letter Agreement No. 008 is hereby deleted and replaced with Letter Agreement No. 008A to include the CRJ aircraft to be delivered under purchase agreement PA-0454 between Buyer and Bombardier.

Letter Agreement No. 009C (AIRFRAME DIRECT MAINTENANCE COST)
   Letter Agreement No. 009B is hereby deleted and replaced with Letter Agreement No. 009C to incorporate changes to reflect a new guarantee value for the Airframe Direct Maintenance Cost Guarantee ("ADMCG") which takes into account Buyer's current order of sixty (60) Aircraft, and to include under the Letter Agreement CRJ aircraft to be delivered to Buyer pursuant to purchase agreement PA-0454 between Bombardier and Buyer.
   The guarantee value shall be ------------------------------------------
   -----------------------------------------------------------------------
   --------
Letter Agreement No. 026 - INTERIM AIRCRAFT
   Letter Agreement No. 026 is introduced to provide Buyer with interim CRJ aircraft for lease in the event Bombardier requires these to meet the year 2000 aircraft deliveries.

Letter Agreement No. 027 - ASSIGNMENT
   Letter Agreement No. 027 is introduced to provide Bombardier's conditional consent to Buyer with respect to Buyer's request to assign its right to purchase and to lease up to seventeen (17) of the Aircraft being exercised via this Contract Change Order to a new corporation to be formed in the United States.

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
___________________________________________________________________________
_____

FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

BOMBARDIER INC.                         ATLANTIC COAST AIRLINES


Signed:  __________________________     Signed:__________________________

Date:     __________________________         Date:
__________________________

                           APPENDIX II

                        DELIVERY SCHEDULE

          First Aircraft  ---------
          Second Aircraft-----------
          Third Aircraft--------------
          Fourth Aircraft------------
          Fifth Aircraft--------------
          Sixth Aircraft-------------
          Seventh Aircraft-----------
          Eighth Aircraft-----------
          Ninth Aircraft  ---------
          Tenth Aircraft ----------
          Eleventh Aircraft------------
          Twelfth Aircraft--------------
         Thirteenth Aircraft------------
         Fourteenth Aircraft-------------
         Fifteenth Aircraft-------------
         Sixteenth Aircraft-----------
         Seventeenth Aircraft----------
         Eighteenth Aircraft-----------
         Nineteenth Aircraft---------
         Twentieth Aircraft---------
         Twenty-first Aircraft-------------
         Twenty-second Aircraft--------------
         Twenty-third Aircraft--------------
         Twenty-fourth Aircraft--------------
         Twenty-fifth Aircraft----------
         Twenty-sixth Aircraft-----------
         Twenty-seventh Aircraft--------
         Twenty-eighth Aircraft---------
         Twenty-ninth Aircraft----------
         Thirtieth Aircraft-------------
         Thirty-first Aircraft---------------**
         Thirty-second Aircraft---------------**
         Thirty-third Aircraft-------------**
         Thirty-fourth Aircraft--------------**
         Thirty-fifth Aircraft--------------
         Thirty-sixth                      Aircraft--------------

                           APPENDIX II

                 DELIVERY SCHEDULE  (CONTINUED)


         Thirty-seventh Aircraft-------------
         Thirty-eighth Aircraft-------------
         Thirty-nine Aircraft-------------
         Fortieth Aircraft-------------
         Forty-first Aircraft--------------
         Forty-second Aircraft -----------
         Forty-third Aircraft -------------
         Forty-fourth Aircraft --------------
         Forty-fifth Aircraft --------------**
         Forty-sixth Aircraft -----------
         Forty-seventh Aircraft ---------------**
         Forty-eighth Aircraft ---------------
         Forty-ninth Aircraft ----------------**
         Fiftieth Aircraft ----------------**
         Fifty-first Aircraft --------------**
         Fifty-second Aircraft ---------------**
         Fifty-third Aircraft ---------------**
         Fifty-fourth Aircraft --------------
   **    Fifty-fifth Aircraft --------------**
         Fifty-sixth Aircraft -------------**
         Fifty-seventh Aircraft -----------**
         Fifty-eighth Aircraft --------------**
         Fifty-ninth Aircraft ----------------**
         Sixtieth Aircraft ------------------


                    CUSTOMER SUPPORT SERVICES

ANNEX A -      TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND
          TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1  Factory Service

     BRAD agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2  Field Service Representative

     1.2.1     Services

          BRAD   shall   assign   one  (1)   Field   Service
          Representative ("FSR") to Buyer's main base of operation or other location as may be mutually agreed.

     1.2.2     Term

***      Such  assignment shall be for ---------------------
          -------------- based on the purchase and delivery of sixty (60) Aircraft to Buyer (should Buyer eventually take delivery of less than sixty (60) Aircraft, the term shall be accordingly amended as per Letter Agreement No. 003B Article 3.0), and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.

     1.2.3     Responsibility

          The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

     (vi) not operating the Aircraft in normal commercial airline service.



**   5.0     The term of this Letter Agreement shall commence on the
     date of start of revenue service of Buyer's first Aircraft and shall expire five (5) years thereafter and pertains to the Aircraft included in the Agreement and the aircraft to be delivered under purchase agreement PA-0454 between Buyer and Bombardier dated July 29, 1999.

6.0 Without limitation to the foregoing, during any period of grounding or operational restrictions, BRAD will diligently work to correct the cause(s) relating thereto and Buyer will provide all reasonable assistance, if required.

7.0  Limitation

7.1  --------------------------------------------------
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July 29, 1999
Our Ref: B96-7701-RJTL-RJ0350-008A


Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 008A to Purchase Agreement No. RJ-0350 dated
January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty (60) Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 008A dated July 29, 1999 cancels and supersedes Letter Agreement No. 008 dated January 8, 1997.

Subject:       Schedule Completion Rate

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  Intent

     The intent of the Schedule Completion Rate ------------ ---------- is to achieve the full potential of the inherent technical reliability of Buyer's sixty 60 Aircraft exercised by Contract Change Order No. 14 to the Agreement together with Buyer's three (3) CRJ aircraft purchased by Buyer pursuant to purchase agreement PA-0454 dated July 29, 1999 between Buyer and Bombardier Inc. (together redefined as the "Aircraft" for purposes of this Letter Agreement only) -----------
     -------------------------------------------------------
     -------------------------------------------------------
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     ------------------------------------

3.0       Definition

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4.0       --------------------------------------------------
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     -------6.0     Formula

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     7.0  Assumptions

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     8.0  Conditions and Limitations

               8.1  ----------------------------------------
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          8.2  Reporting

               Buyer shall provide to BRAD not later than --
          --------------------------------------------------
          --- all reports as required by Buyer's regulatory authority relating to dispatch reliability and schedule completion. ----------------------------
          --------------------------------------------------
          --------------------------------------------------
          --------------------------------------------------
          --------------------------------------------------
          ----- Buyer shall also provide BRAD such other information and data as BRAD may reasonably request for the purpose of analyzing ------------- --------------. BRAD shall respond to the data in a timely manner and shall provide Buyer with a summary of fleetwide dispatch reliability reports
          --------------------------------------------------
          -------------------------
          8.3  Master Record

               The master record of Schedule Completion Rate will be maintained by BRAD in its format based upon information provided by Buyer's maintenance control program as requested herein.

                BRAD  will  provide a copy to Buyer  of  the
          data. Buyer shall review the data and if it is not in agreement with Buyer's records, Buyer and BRAD will consult to resolve any differences.

9.0  Corrective Action

               9.1 In the event the achieved schedule completion rate, as reported to Buyer by BRAD, ---------------------------------------
               ---------------------- BRAD  and  Buyer  will
               jointly  review  the  performance  for   that
               period   to   identify  improvement   changes
               required.  ----------------------------------
               ----------------------------
a)             ---------------------------------------------
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          9.2  ---------------------------------------------
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          shall  be  dependent upon the quality, extent  and
          regularity of information and data reported to BRAD by Buyer.


10.0 Implementation of Changes

     Buyer  may,  at  its option, decline to  implement  any
     change  proposed by BRAD under Article 9.0  above.   If
     Buyer so declines, ------------------------------------
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12.0 -------------------------------------------------------
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13.0 Limitation of Liability

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14.0 The provisions of this Letter Agreement are personal to
Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, which consent shall not be unreasonably withheld. Should Buyer request to assign this Letter Agreement to another entity, BRAD reserves the right to revise the ------------------to reflect any deviation in any of the underlying assumptions used to generate the------------------ --- and to revise the maximum compensation credit to reflect any changes in the number of Aircraft covered

15.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

16.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.

            LETTER AGREEMENT NO. 009C SUPERSEDED

                        July 29, 1999

                   Atlantic Coast Airlines
                       515A Shaw Road,
                     Sterling, Virginia,
                        U.S.A. 20166


 Letter Agreement No. 026 to Purchase Agreement No. RJ-0350
  dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty (60) Canadair Regional Jet Aircraft
                      (the "Aircraft")

                 Subject:  Interim Aircraft


                         Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with respect to the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0  --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     ---  BRAD  shall have the flexibility  to  provide
     interim   Canadair  Regional  Jet  Aircraft   (the
     "Interim Aircraft") on lease for periods not exceeding ------------------ under the following general conditions:

     BRAD shall provide written notice to Buyer of  its
     intention to substitute Interim Aircraft for the -
     ---------- Aircraft deliveries and a form of short
     term lease no later than ---------------- prior to
     the  first day of the Scheduled Delivery  Date  of
     each  of  the  ------------- Aircraft  deliveries.
     After  notice  to  Buyer of  BRAD's  intention  to
     provide  the  first Interim Aircraft, Buyer  shall
     have-------------------------- to review the  form
     of  lease and to negotiate with BRAD with  respect
     to  the form of lease, unless the parties mutually
     agree to extend the lease negotiation period.  The
     parties  shall negotiate such lease terms in  good
     faith.  Thereafter, Buyer shall advise BRAD if  it
     elects to accept the Interim Aircraft or to  defer
     the  corresponding ------------- Aircraft delivery
     to  a Scheduled Delivery Date when Bombardier will
     have  Aircraft  available (within  the  three  (3)
     month period identified in this paragraph 1.0).

     The Interim Aircraft shall;

          i)be in a neutral paint scheme;

          ii)     require  no additional crew  training
            (other than what is currently required for Buyer's flight and maintenance personnel);

          iii)    be leased at a lease rate -----------
            ------------------------------------------
            ------------------------------------------
            ------------------------------------------
            ----------------

          iv)     require maintenance reserves --------
            ------------------------------ and

          v)have a lease period which shall end on  the
            day  Buyer obtains FAA approval to add  the
            applicable  --------- Aircraft  on  Buyer's
            operations   specifications,   which   will
            occur no later than ---------------- after the initial day of the lease, unless the parties mutually agree otherwise to extend the term of the Interim Aircraft lease.


     1.1  With  respect  to the Interim Aircraft  other
          than  the first Interim Aircraft accepted  by
          Buyer, Buyer shall have the right, within ---
          --------------------- following  notice  from
          BRAD  of  a  substitution of  a  ------------
          Aircraft  with an Interim Aircraft, to  elect
          not to take the Interim Aircraft and to defer
          the   corresponding  --------------  Aircraft
          delivery  to a Scheduled Delivery  Date  when
          Bombardier   will  have  Aircraft   available
          (within   the  ---------------------   period
          identified in paragraph 1.0).

     1.2 BRAD shall use reasonable efforts to minimize use of the Interim Aircraft as substitute aircraft for Buyer's ------------- Aircraft, so as to minimize slip of Buyer's -----------
          ---- Aircraft in the following calendar year.

     1.3  The  form  of lease for the Interim  Aircraft
          shall  conform  to this Letter Agreement  and
          will contain reasonable terms which shall  be
          subject  to  the  mutual  agreement  of   the
          parties.


2.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

3.0  The   provisions  of  this  Letter  Agreement  are
     personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.


Yours truly,
BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice-President, Contracts




Acknowledged and Accepted




ATLANTIC COAST AIRLINES



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.





July 29 1999

Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166

Letter Agreement No. 027 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of sixty (60) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Assignment

Gentlemen:

This letter constitutes an integral part of the Agreement and evidences our further agreement with respect to the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 Buyer shall have the right to assign its right to purchase and to lease up to seventeen (17) Aircraft being exercised by Contract Change Order No. 14 (Aircraft 44-60) to a new corporation to be formed in the U.S. ("Newco") subject to:

     (i)  Newco shall be a U.S. citizen;

     (ii) section 1110 of the U.S. Bankruptcy Code applies;

     (iii) the provisions of Articles 20.1, 20.2, 20.3 of the Agreement and Article 4.0 of Letter Agreement
        No. 005b;

     (iv) financing shall be based on Buyer's credit; and

     (v) additional reasonable terms and conditions required due to the different structure of the transaction and aircraft operations following disclosure and due diligence of the transaction envisaged.

3.0 Subject to the satisfaction of the foregoing, the assignment shall then be an assignment permitted pursuant to the terms of Article 20 of the Agreement, such that Newco will be entitled to all benefits (including FIPP) as contained in the Agreement.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0  The   provisions  of  this  Letter  Agreement  are
     personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.




Yours truly,

BOMBARDIER INC.



________________________                Date:_____________
Michel Bourgeois
Vice-President, Contracts




Acknowledged and Accepted




ATLANTIC COAST AIRLINES



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.
                        CONTRACT CHANGE ORDER


PURCHASER:                Atlantic Coast Airlines

PURCHASE AGREEMENT NO.:   RJ-350             AIRCRAFT TYPE: CRJ

C.C.O. NO.:               15                 DATED: September 10,
1999

PAGES:                    21



                               REASON FOR CHANGE:

       To  amend  the Purchase Agreement to (i) revise the Scheduled
 Delivery Dates for the Twenty-fourth, the Twenty-sixth through Thirty-first and Thirty-Third through Sixtieth Aircraft, and (ii) introduce a new Airframe Direct Maintenance Cost Guarantee Letter Agreement to reflect the current order of sixty (60) Aircraft and to include within the Letter Agreement the six (6) CRJ aircraft purchased by Buyer pursuant to purchase agreement PA-0454.

 PAGES TO BE SUBSTITUTED:                NEW/REVISED PAGES

 Purchase Agreement pages 56 and 56A        Attachment No. 1 to CCO
No. 15
 Letter Agreement No. 009C           Attachment No. 2 to CCO No. 15

 DESCRIPTION OF CHANGE:

   P.A. Pages 56 & 56A - Appendix II (Delivery Schedule)
 The   Delivery  Schedule  is  amended  by  revising  the  Scheduled
 Delivery Dates for the Twenty-fourth, the Twenty-sixth through Thirty-first and the Thirty-Third through Sixtieth Aircraft.

 Letter Agreement No. 009D (Airframe Direct Maintenance Cost)
 Letter Agreement No. 009C is hereby deleted and replaced with Letter Agreement No. 009D to incorporate changes to reflect a new guarantee value for the Airframe Direct Maintenance Cost Guarantee ("ADMCG") which takes into account Buyer's current order of Sixty
 (60) Aircraft, and to include under the Letter Agreement CRJ aircraft to be delivered to Buyer pursuant to purchase agreement No. PA-0454 between Bombardier and Buyer.

 The guarantee value shall be --------------------------------------
--------------------------------------------------------------------
-------------



ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN
UNCHANGED

____________________________________________________________________
____________________

FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

Bombardier Inc.                         Atlantic Coast Airlines
Bombardier Aerospace
Regional Aircraft

Signed:  __________________________
Signed:__________________________

Date:  ____________________________     Date:
___________________________


                           APPENDIX II

                        DELIVERY SCHEDULE

          First Aircraft-------------
          Second Aircraft---------------
          Third Aircraft---------------
          Fourth Aircraft-----------------
          Fifth Aircraft----------------
          Sixth Aircraft-----------------
          Seventh Aircraft----------------
          Eighth Aircraft----------------
          Ninth Aircraft----------------
          Tenth Aircraft---------------
         Eleventh Aircraft----------------
         Twelfth Aircraft------------------
         Thirteenth Aircraft-----------------
         Fourteenth Aircraft-----------------
         Fifteenth Aircraft---------------
         Sixteenth Aircraft---------------
         Seventeenth Aircraft---------------
         Eighteenth Aircraft---------------
         Nineteenth Aircraft---------------
         Twentieth Aircraft---------------
         Twenty-first Aircraft----------------
         Twenty-second Aircraft--------------
         Twenty-third Aircraft----------------*
         Twenty-fourth Aircraft----------------
         Twenty-fifth Aircraft------------
   *     Twenty-sixth Aircraft---------------*
         Twenty-seventh Aircraft--------------
   *     Twenty-eighth Aircraft------------
   *     Twenty-ninth Aircraft-------------*
         Thirtieth Aircraft---------------
   *     Thirty-first Aircraft----------------
         Thirty-second Aircraft--------------
   *     Thirty-third Aircraft--------------
   *     Thirty-fourth Aircraft---------------
   *     Thirty-fifth Aircraft-------------
   *     Thirty-sixth Aircraft-------------

                           APPENDIX II

                 DELIVERY SCHEDULE  (CONTINUED)


   *     Thirty-seventh Aircraft--------------*
         Thirty-eighth Aircraft----------------*
         Thirty-nine Aircraft----------------
   *     Fortieth Aircraft----------------
   *     Forty-first Aircraft----------------*
         Forty-second Aircraft --------------
   *     Forty-third Aircraft --------------
   *     Forty-fourth Aircraft ---------------
   *     Forty-fifth Aircraft ---------------*
         Forty-sixth Aircraft --------------
   *     Forty-seventh Aircraft -----------*
         Forty-eighth Aircraft --------------
   *     Forty-ninth Aircraft ---------------*
         Fiftieth Aircraft ---------------
   *     Fifty-first Aircraft ---------------*
         Fifty-second Aircraft ---------------
   *     Fifty-third Aircraft ----------------*
         Fifty-fourth Aircraft ----------------
   *     Fifty-fifth Aircraft ---------------*
         Fifty-sixth Aircraft ----------------
   *     Fifty-seventh Aircraft --------------
   *     Fifty-eighth Aircraft ------------*
         Fifty-ninth Aircraft ---------------
*         Sixtieth Aircraft   -----------------



September 10, 1999
Our Ref: B96-7701-RJTL-RJ0350-009D


Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Dear Sirs,

Letter Agreement No. 009D to Purchase Agreement No. RJ-
0350  dated  January  8, 1997 (the "Agreement"  between
Bombardier  Inc. ("BRAD") and Atlantic Coast  Airlines,
Inc.  ("Buyer") relating to the purchase of sixty  (60)
Canadair Regional Jet Aircraft (the "Aircraft")


This Letter Agreement No. 009D dated September 10, 1999 cancels and supersedes Letter Agreement No. 009C dated
July 29, 1999.


Subject:       Airframe Direct Maintenance Cost

1.0  This  letter constitutes an integral part  of  the
     Agreement and evidences our further agreement with
     the  matters  set  forth below.   All  terms  used
     herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


2.0       Intent

          2.1    The  intent  of  the  Airframe  direct
          maintenance  cost ----------- is  to  achieve
          the full potential of the maintainability  of
          the  Buyer's  sixty 60 Aircraft exercised  by
          Contract Change Order No. 14 to the Agreement
          together  with Buyer's six (6)  CRJ  aircraft
          purchased  by  Buyer  pursuant  to   purchase
          agreement PA-0454 dated July 29, 1999 between
          Buyer and Bombardier Inc. (together redefined
          as the "Aircraft" for purposes of this Letter
          Agreement only) -----------------------------
          -------------------  ------------------------
          ---------------------------------------------
          ---------------------------------------------
          ----------------
          2.2   The  "Airframe" shall mean the Aircraft
          excluding  Power  Plant  Parts,  APU   parts,
          seatcovers  and  carpets,  Collins   Avionics
          Components, Buyer Furnished Equipment (BFE) and Ground Support Equipment (GSE).

3.0       Airframe Direct Maintenance Cost ----------
            3.1  ----------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          -

                          3.1.1      The term  of  this
                 Letter  Agreement  shall  commence  on
                 the  first  day of the month following
                 delivery  of  the first  Aircraft  and
                 shall end seven (7) years thereafter;

                         3.1.2     ----------------------
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                 --------------

                    3.1.3     -------------------------
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               ----------
                       3.2  ---------------------------
                 -------------------------------------
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                 -------------------------

                              a)   --------------------
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                    ---

4.0                 Calculation of Cost

          4.1   Airframe  Direct  Maintenance  Material
          Cost ("ADMMC")

                The  ADMMC  is defined as the  cost  of
          material  consumed,  which  excludes  initial
          provisioning   purchases,  for   the   direct
          airframe  maintenance of the  aircraft,  less
          any  transportation, duties, taxes or license
          fees.  Notwithstanding Buyer's internal  cost
          allocation  system all elements  of  indirect
          material    such   as   cleaning    supplies,
          consumable tools, hydraulic fluids, oils and greases, welding supplies and adhesives are excluded from the calculation of ADMMC.


          4.2   Airframe  Direct Outside  Service  Cost
          ("ADOSC")

                 The  ADOSC  is  defined  as  the  cost
          expended  in  outside  services  for   direct
          airframe and component maintenance of the aircraft. The ADOSC shall include the total outside service charges of both labour and material costs, but excluding transportation and taxes.


4.3  Hourly Airframe Direct Maintenance Cost ("ADMC")

                The following formula shall be used  to
          calculate the hourly ADMC:

                 ADMC =  ADMMC + ADOSC
                                T
               Where:

                    ADMMC      =      Airframe   Direct
          Maintenance Material Cost,

                  ADOSC    =    Airframe Direct Outside
          Service Cost,

                  T     =   Total flight hours for  the
          Aircraft   recorded   for                 the
          applicable period.


          4.4  Exclusion of In-House Labour Costs

                  For more certainty, the parties agree
          that  all  labour costs incurred in-house  by
          Buyer  in maintaining the Aircraft, including
          but  not  limited  to scheduled  and  routine
          maintenance,  troubleshooting,  removal   and
          installation of parts, is excluded-----------
          -----------

5.0       ------------------

5.1       --------------------------------

          5.1.1     -----------------------------------
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          ------------------
                    5.1.2     -------------------------
                    -----------------------------------
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                    ----------
          5.1.3     -----------------------------------
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          ---------------------

          5.1.4     -----------------------------------
          ---------------------------------------------
          -----------------------------



5.2       ----------------------------------

            5.2.1     -----------------------------------
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          ----------------------------

          5.2.2     -----------------------------------
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          ---------

          6.0  Final Adjustment

          6.1  ----------------------------------------
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          -------------


                    6.2  ------------------------------
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                    ------

          6.3  ----------------------------------------
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          6.7  ----------------------------------------
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7.0       ---------------------------------------------
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8.0       Reporting

          8.1  Buyer will furnish data to BRAD to allow
          BRAD  to  carry out its analysis and tracking
          of  Buyer's maintenance costs with respect to
          -----------------.  If  Buyer   is   not   in
          agreement with BRAD's request for specific data and format, Buyer and BRAD will consult to resolve any differences.

          8.2  BRAD shall provide a quarterly report to
          Buyer  on  the status of the Airframe  direct
          maintenance cost based on the data  submitted
          by  Buyer  and approved by BRAD.  BRAD  shall
          review the report and, if the supporting data
          is  not  in  agreement with Buyer's  records,
          Buyer  and  BRAD will consult to resolve  any
          differences.  -------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          -------

          8.3   BRAD  shall not contest  any  data,  as
          supplied by Buyer, once the -----------------
          ------ has been agreed to.

          8.4  ----------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          --------------------------


9.0       Limitation of Liability

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     -.

10.0 The   provisions  of  this  Letter  Agreement  are
     personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD, which shall not be unreasonably withheld. Should Buyer request to assign this Letter Agreement to another entity, BRAD reserves the right to revise the ------------
     --------- to reflect any deviation in any of the underlying assumptions used to generate the ------
     --------------------, and to revise the maximum compensation credit to reflect any changes in the number of Aircraft covered.

11.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

12.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void unless this Agreement is terminated by Buyer pursuant to Article 16.1 or 16.2 as a result of a default or breach of this Agreement by BRAD, or as a result of an Excusable Delay or -----------------------
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Should  there be any inconsistency between this  Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________                Date:_____________
Scott Preece
Manager, Contracts





Acknowledged and Accepted


ATLANTIC COAST AIRLINES



________________________                Date:_____________
Kerry B. Skeen
President and C.E.O.

                         APPENDIX A

AIRFRAME DIRECT MAINTENANCE COST ----------
---------------------------


The following is a listing of all assumptions used to determine --------- per flight hour. It is understood by the parties that these assumptions may change in which case the parties, with mutual agreement, will adjust -----------

1.   All costs are based upon Specification.

2.   All  costs are based on the maintenance inspection
     intervals   in   the  Buyer's  regulatory   agency
     approved maintenance program.

3.   All  costs  are expressed in July 1,  1997  United
     States Dollars subject to escalation in accordance with the terms of Appendix B of this Letter
     Agreement, and are rounded to the nearest whole dollar.

5.   Buyer's subcontract airframe labour rate per  man-
     hour is ------------------------------------------
     --------------------------------------------------
     -------------------------------------------
6.   --------------------------------------------------
     ----------------------
7. Annual average Aircraft utilization is not more than -------------------------------------- flight hours per year.

8. Buyer's average annual flight duration for the Aircraft will be -------------------- minutes per departure.

9.   Total  number of Aircraft Buyer has on firm  order
     from BRAD (including delivered Aircraft under  the
     Agreement and Aircraft purchased by Buyer pursuant
     to  purchase agreement PA-0454 between  Buyer  and
     Bombardier)       --------------------------------
     Should Buyer's average annual flight duration change throughout the ----------------------------
     --------, a new Airframe Direct Maintenance Cost -
     --------------- value will be generated as per the following formula:


          ---------------------------------------------
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     -------------------------------

9.   Buyer's subcontracted maintenance cost levels are:

     ATA CHAPTER              PERCENT

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                         APPENDIX B

              ADMCG Economic Adjustment Formula


The ADMCG economic adjustment will be calculated using the ----------------------------------- Formula. The ---
--------- term is specified in Section 3.1.1 of the Letter Agreement.

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